Supplement dated January 30, 2026
to the following initial summary prospectus(es):
Soloist dated May 1, 2025
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the contract.
Effective March 10, 2026, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
American Century Disciplined Core Value Fund - Investor Class	American Century Disciplined Value Fund - Investor Class
ISP-1031